UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 27, 2006
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	1-7626 (Commission File Number)	39-0561070 (IRS Employer Identification No.)
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)
(414) 271-6755
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Note Purchase Agreement
Press Release

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
The information set forth under Item 2.03 of this Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
On June 27, 2006, Sensient Technologies Corporation entered into a Note Purchase Agreement dated as of June 27, 2006 with a group of institutional investors for the private issuance and sale on November 28, 2006, of approximately Euro 77.3 million (US Dollar equivalent of approximately $100 million) and U.S. $55 million of senior notes with maturities ranging from five to seven years. Of the aggregate approximately $155 million US Dollar equivalent of borrowing, the U.S. $55 million of notes and approximately Euro 58 million (U.S. Dollar equivalent of approximately $75 million) will be issued at fixed rates ranging from 5.78% to 7.31%. The remaining approximately Euro 19.3 million of notes (approximately $25 million US Dollar equivalent) will have a floating rate equal to the Euribor Rate (as defined in the Note Purchase Agreement) plus 1.90% (190 basis points).
Among other requirements, the Note Purchase Agreement requires the Company to maintain (1) a ratio of consolidated total debt to consolidated EBITDA (Leverage Ratio) of not more than 3.75 to 1 through June 30, 2007, and 3.50 to 1 thereafter, (2) a fixed charge coverage ratio of not less than 2.00 to 1.00, and (3) a consolidated adjusted net worth of at least $505.79 million (80% of its consolidated adjusted net worth as of March 31, 2006) plus 50% of its consolidated net earnings for each completed fiscal quarter beginning with the quarter ending December 31, 2006. The Note Purchase Agreement also includes limitations on Priority Debt (as defined in the Note Purchase Agreement) and other financial covenants similar to those in Sensient’s current bank facility. The Note Purchase Agreement also contains customary closing conditions to the issuance of the notes.
The foregoing is intended to be a general description of the Note Purchase Agreement but does not constitute a full description of it. Reference is made to the full Note Purchase Agreement, which is attached as Exhibit 10.1, and to the related press release, which is furnished as Exhibit 99.1.
Proceeds from the new notes will be received by Sensient on November 28, 2006 and will be used, together with other funds) to repay Sensient’s outstanding senior notes that mature on that date.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1	Note Purchase Agreement dated as of June 27, 2006

Exhibit 99.1:	The following exhibit is furnished with this Report on Form 8-K: Sensient Technologies Corporation Press Release dated June 27, 2006

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)
By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Vice President, Secretary and General Counsel
Date:	June 28, 2006

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EXHIBIT INDEX

Exhibit 10.1	Note Purchase Agreement dated as of June 27, 2006
Exhibit 99.1:	The following exhibit is furnished with this Report on Form 8-K: Sensient Technologies Corporation Press Release dated June 27, 2006